MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST


                                POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints H. Richard Vartabedian, Lee Schultheis, Ann Bergin, Martin Dean and George Martinez and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Mutual Fund Select Group or Mutual Fund Select Trust (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of December, 1996.



                                                     /s/ Fergus Reid, III
                                                     --------------------------
                                                     Fergus Reid, III

                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST


                                POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Fergus Reid, III, Lee Schultheis, Ann Bergin, Martin Dean and George Martinez and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Mutual Fund Select Group or Mutual Fund Select Trust (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of December, 1996.



                                                     /s/ H. Richard Vartabedian
                                                     --------------------------
                                                     H. Richard Vartabedian

                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST


                                POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Fergus Reid, III, H. Richard Vartabedian, Lee Schultheis, Ann Bergin, Martin Dean and George Martinez and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Mutual Fund Select Group or Mutual Fund Select Trust (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of December, 1996.



                                                     /s/ William J. Armstrong
                                                     --------------------------
                                                     William J. Armstrong

                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST


                                POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Fergus Reid, III, H. Richard Vartabedian, Lee Schultheis, Ann Bergin, Martin Dean and George Martinez and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Mutual Fund Select Group or Mutual Fund Select Trust (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of December, 1996.



                                                     /s/ John R.H. Blum
                                                     --------------------------
                                                     John R.H. Blum

                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST


                                POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Fergus Reid, III, H. Richard Vartabedian, Lee Schultheis, Ann Bergin, Martin Dean and George Martinez and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Mutual Fund Select Group or Mutual Fund Select Trust (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of December, 1996.



                                                     /s/ Stuart W. Cragin, Jr.
                                                     --------------------------
                                                     Stuart W. Cragin, Jr.

                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST


                                POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Fergus Reid, III, H. Richard Vartabedian, Lee Schultheis, Ann Bergin, Martin Dean and George Martinez and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Mutual Fund Select Group or Mutual Fund Select Trust (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of December, 1996.



                                                     /s/ Joseph J. Harkins
                                                     --------------------------
                                                     Joseph J. Harkins

                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST


                                POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Fergus Reid, III, H. Richard Vartabedian, Lee Schultheis, Ann Bergin, Martin Dean and George Martinez and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Mutual Fund Select Group or Mutual Fund Select Trust (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of December, 1996.



                                                     /s/ Richard E. Ten Haken
                                                     --------------------------
                                                     Richard E. Ten Haken

                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST


                                POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Fergus Reid, III, H. Richard Vartabedian, Lee Schultheis, Ann Bergin, Martin Dean and George Martinez and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Mutual Fund Select Group or Mutual Fund Select Trust (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of December, 1996.



                                                     /s/ Irving L. Thode
                                                     --------------------------
                                                     Irving L. Thode

                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST


                                POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Fergus Reid, III, H. Richard Vartabedian, Lee Schultheis, Ann Bergin, Martin Dean and George Martinez and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Mutual Fund Select Group or Mutual Fund Select Trust (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of December, 1996.



                                                     /s/ W. Perry Neff
                                                     --------------------------
                                                     W. Perry Neff

                            MUTUAL FUND SELECT GROUP
                            MUTUAL FUND SELECT TRUST


                                POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Fergus Reid, III, H. Richard Vartabedian, Lee Schultheis, Ann Bergin, Martin Dean and George Martinez and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Mutual Fund Select Group or Mutual Fund Select Trust (the "Trusts") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of December, 1996.



                                                     /s/ Roland R. Eppley, Jr.
                                                     --------------------------
                                                     Roland R. Eppley, Jr.